TCM SMALL CAP GROWTH FUND

Ticker Symbol: TCMSX
(the “Fund”)

Supplement dated November 22, 2021 to
Prospectus and Statement of Additional Information dated January 28, 2021

Acquisition of Adviser’s Investment Advisory Business

Tygh Capital Management (“TCM”), the investment adviser to the Fund, has entered into an agreement with Voya Investment Management (VIM”) under which VIM will acquire TCM’s investment advisory business (the “Acquisition”). The transaction is expected to close in January 2022, at which time all TCM employees will become employees of VIM. The transaction is not expected to result in any changes to the investment team of TCM, or to any of their individual responsibilities. The team will continue to be located in Portland, Oregon.

Upcoming Reorganization of the Fund

As a result of the transaction, the Board of Professionally Managed Portfolios (the “Trust”) has approved an Agreement and Plan of Reorganization whereby the Fund would reorganize out of the Trust (the “Reorganization”) and move into a newly-created series of Voya Equity Trust - the Voya Small Cap Growth Fund (the “Voya Fund”). The Reorganization would be structured as a tax-free reorganization for federal tax purposes.

The Fund and the Voya Fund have substantially similar investment objectives, investment strategies and investment risks. After the Reorganization, the advisory fee of the Voya Fund is expected to be identical to that of the Fund and the net expenses of the Voya Fund are expected to be lower than those of the Fund. Voya Investments, LLC, an SEC-registered investment adviser, will serve as investment adviser to the Voya Fund, and VIM, an SEC-registered investment adviser, will serve as investment sub-adviser to the Voya Fund. All of the current TCM portfolio managers for the Fund will serve as portfolio managers for the Voya Fund and be responsible for day-to-day management.

In the coming weeks, shareholders of record of the Fund will receive a proxy statement soliciting their vote with respect to the proposed Reorganization. A more complete description of the Reorganization, including the differences in investment strategies and fees and expenses, as well as information regarding the factors the Board considered in approving the Reorganization will be provided in the proxy statement. If approved, the Reorganization is anticipated to take effect in the second quarter of 2022. When you receive your proxy statement, please review it and cast your vote so the Trust may avoid any future solicitations.

As a result of the pending Acquisition, the Board of the Trust approved Voya Investment Management Co. LLC (“Voya IM”) as the interim adviser to the Fund pursuant to an interim investment advisory agreement with Voya IM (the “Interim Advisory Agreement”). The Interim Advisory Agreement will enable the existing TCM investment team to continue managing the Fund as part of VIM following the close of the Acquisition and before the closing of the Reorganization. The Interim Advisory Agreement will remain in place for 150 days or until closing of the Reorganization, whichever is sooner.

Please update your records accordingly.

Please retain this Supplement for reference.